SUPPLEMENT DATED APRIL 30, 2012

TO PROSPECTUSES DATED APRIL 25, 2007
FOR FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE AND
FUTURITY SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

On April 2, 2012, shareholders approved the merger of the Invesco V.I. Capital Appreciation Fund into the Invesco Van Kampen V.I. Capital Growth Fund after the close of business on April 27, 2012. Therefore, Invesco V.I. Capital Appreciation Fund is no longer available for investment and all references to the fund are hereby deleted from each of the prospectuses listed above.

Effective immediately, the Invesco Van Kampen V.I. Capital Growth Fund has changed its name to Invesco Van Kampen V.I. American Franchise Fund.

On or about July 15, 2012, Invesco Van Kampen V.I. Mid Cap Value Fund will change its name to Invesco Van Kampen V.I. American Value Fund.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

FVUL SVUL 4/2012